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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 9, 2004


                             ARGENT SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2004-W10)


                             Argent Securities Inc.
             (Exact name of registrant as specified in its charter)

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Delaware                            333-112237-03        77-0599834
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(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                       92868
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(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:  (714) 564-9960


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On September 9, 2004, a single series of certificates, entitled Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2004-W10 (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004 (the "Agreement"), among Argent Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee").

         Upon the closing of the initial issuance of the Certificates, (i) Argent Securities, Inc. purchased from Ameriquest Mortgage Company certain Initial Mortgage Loans with an aggregate principal balance equal to $625,000,059.20 and transferred such mortgage loans to the Trustee, and (ii) the Trustee deposited funds in the Pre-Funding Accounts, which were established pursuant to the Agreement, in an amount equal to $174,999,940.80.

         On September 15, 2004, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $174,998,957.01 with funds on deposit in the pre-funding accounts (the "Pre-Funding Accounts") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated September 15, 2004, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

         Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Description of the Certificates and the Mortgage Pool

         The Certificates designated as the Series 2004-W10 Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the


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"Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). As of the Subsequent Transfer Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of $799,999,016.21 and (ii) the Pre-Funding Accounts, which contained $983.79.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the September 1, 2004.



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Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         1.       Not applicable

         2.       Not applicable

         3.       Exhibits



   Exhibit No.        Item 601(a) of
   -----------        --------------
                      Regulation S K
                      --------------
                        Exhibit No                   Description
                        ----------                   -----------
        1                   99          Subsequent Transfer Instrument, dated as
                                        of September 15, 2004, between Argent
                                        Securities Inc., as seller and Deutsche
                                        Bank National Trust Company, as trustee.
        2                   99          Characteristics of the Mortgage Pool as
                                        of September 1, 2004, relating to Argent
                                        Securities Inc., Asset-Backed
                                        Pass-Through Certificates, Series
                                        2004-W10.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 23, 2004


                                             ARGENT SECURITIES INC.


                                             By: /s/ John P. Grazer
                                                 -------------------------
                                             Name:   John P. Grazer
                                             Title:  CFO



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

                                Index to Exhibits


                  Item 601(a) of
                  Regulation S K                                                  Sequentially
   Exhibit No.    Exhibit No.                     Description                    Numbered Page
   -----------    -----------                     -----------                    -------------
        1               99            Subsequent Transfer Instrument
        2               99            Characteristics of the Mortgage Pool
                                      as of September 1, 2004, relating to
                                      Argent Securities Inc., Asset-Backed
                                      Pass-Through Certificates, Series
                                      2004-W10